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Exhibit 10.5
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                                    ADDENDUM

      This Addendum is executed to supplement and clarify that certain Redemption Agreement of June 30, 2010 executed by John Rajala and Dynatronics Corporation (the "Redemption Agreement." This Addendum is attached to and forms a part of the Redemption Agreement.

      The undersigned acknowledge and agree that the Redemption Shares covered by the Redemption Agreement are held in brokerage accounts for the benefit of the [NAME OF TRUST] (the "Trust") and that Rajala is the Trustee of such Trust. The parties agree, further, that Rajala has executed the Redemption Agreement on behalf of and in his capacity as Trustee of the Trust, and that the Trust is the true party in interest under the Redemption Agreement. References to "Rajala" in the Redemption Agreement shall, as the context requires, also refer to the Trust and the Trust is and shall be bound by the terms and provisions of the Redemption Agreement as a party to such agreement.


      IN WITNESS WHEREOF, the parties hereto have caused this Addendum to the Redemption Agreement, each thereunto duly authorized, as of June 30, 2010.

                                    [NAME OF TRUST]


                                    /s/ John Rajala
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                                    John Rajala, Individually and as Trustee of
                                    The [NAME OF TRUST]



                                    Dynatronics Corporation





                                    By: /s/ Kelvyn H. Cullimore, Jr.
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                                    Its: President and CEO
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